Prospectus Supplement No. 1	Filed Pursuant to Rule 424(b)(3)
(to Prospectus dated May 11, 2026)	Registration No. 333-291845

CONEXEU SCIENCES INC.

9,481,123 Shares of Common Stock

This prospectus supplement is being filed by Conexeu Sciences Inc. (the "Company") to update and supplement information contained in the Company's prospectus dated May 11, 2026 (the "Prospectus"), under the heading "Principal and Registered Securityholders". The table identifying executive officers, directors and other registered securityholders, has been revised to correct immaterial errors in the number of shares of common stock of the Company being registered for certain registered securityholders that were acquired pursuant to the Company's Regulation Crowdfunding offering on September 19, 2025, or October 9, 2025. The total number of shares of common stock being registered remains unchanged; only the allocation of shares among certain registered securityholders has been corrected, and consequential corrections to the footnotes accompanying the table have been made. The number of shares of common stock beneficially owned by certain registered securityholders has increased following the date of the Prospectus, and the table has been updated accordingly.

This prospectus supplement updates and supplements the information in the Prospectus and is not complete without, and may not be delivered or utilized except in combination with, the Prospectus, including any amendments or supplements thereto. This prospectus supplement should be read in conjunction with the Prospectus and if there is any inconsistency between the information in the Prospectus and this prospectus supplement, you should rely on the information in this prospectus supplement.

The purchase of the securities offered by the Prospectus involves a high degree of risk. You should invest in our shares of common stock only if you can afford to lose your entire investment. You should carefully read and consider the section of the Prospectus entitled "Risk Factors" beginning on page 19 before buying any shares of our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offence.

The date of this prospectus supplement is May 14, 2026.

PRINCIPAL AND REGISTERED SECURITYHOLDERS

Unless the context otherwise requires, as used in this prospectus, "Registered Securityholders" refers to the Registered Securityholders named in this prospectus, or certain transferees, assignees or other successors-in-interest that may receive our securities from the Registered Securityholders.

We have prepared this prospectus to allow the Registered Securityholders to sell or otherwise dispose of, from time to time, up to 9,481,123 shares of common stock, which are comprised of (i) 750,000 shares of common stock issued by the Company pursuant the Debt Settlement Agreement, which were subsequently transferred to another party, (ii) 3,750,000 shares of common stock issued by the Company pursuant to the Private Placement, (iii) 416,667 shares of common stock issued by the Company pursuant to the Business Advisory Agreement, (iv) 397,789 shares of common stock issued by the Company pursuant to the Reg CF offering; (v) 3,750,000 shares of common stock issuable upon exercise of the Private Placement Warrants issued pursuant to the Private Placement, and (vi) 416,667 shares of common stock issuable upon exercise of the Business Advisory Warrants issued pursuant to the Business Advisory Agreement. Except for the beneficial ownership of securities of the Company, neither the Registered Securityholders nor any persons who have control over the Registered Securityholders have had any material relationship with us within the past three years.

On September 15, 2024, we entered into the Debt Settlement Agreement with 0865546 B.C. Ltd. whereby we issued 750,000 shares of common stock (pre-reverse split - 3,000,000 shares) in exchange for the settlement of an outstanding liability in the amount of $22,500 owing to 0865546 B.C. Ltd. for services rendered to the Company. The 750,000 shares were subsequently transferred to San Spirito Trust on July 7, 2025.

On May 16, 2025, we entered into the Business Advisory Agreement with Urs Meier, whereby Mr. Meier provides strategic analysis and advice on the Company's business objectives in Europe, including organizational meetings and developing the Company's business strategy in Europe, in exchange for the issuance to Mr. Meier of 416,667 Units at a deemed price of $0.40 per Unit. Each Unit consisted of one share of our common stock and one Warrant with each Warrant entitling the holder thereof to purchase one additional Warrant Share at an exercise price of $0.40 per Warrant Share having an expiry date of three years from the date of issuance of the Warrants.

On September 19, 2025 and October 9, 2025, we issued an aggregate of 2,499,962 shares of our common stock pursuant to our Reg CF offering, of which we are registering for resale 397,789 shares of our common stock issued in such Reg CF offering.

The table below sets forth:

• information regarding beneficial ownership of our common stock as of May 14, 2026, by:

o each of the directors and executive officers, individually;

o all directors and executive officers as a group; and

o each person known to us to own beneficially more than 5% of any class of our voting securities; and

• the number of shares of common stock held by and registered for resale by means of this prospectus for the Registered Securityholders.

The Registered Securityholders include certain stockholders with "restricted securities" (as defined in Rule 144 under the Securities Act) who, because they acquired their capital stock from an affiliate or from us within the prior 12 months, would be unable to sell their securities pursuant to Rule 144 until we have been subject to the reporting requirements of Section 13 or Section 15(d) the Exchange Act for a period of at least 90 days. The Registered Securityholders may, or may not, elect to sell their shares of common stock covered by this prospectus, as and to the extent they may determine. Such sales, if any, will be made through brokerage transactions on Nasdaq at prevailing trading prices. As such, we will have no input if and when any Registered Securityholder may, or may not, elect to sell their shares of common stock or the prices at which any such sales may occur. See "Plan of Distribution." The number of shares of common stock being registered does not represent the number of shares of common stock eligible for future sale in the public market following our listing on Nasdaq. See "Shares Eligible for Future Sale."

Information concerning the Registered Securityholders may change from time to time and any changed information will be set forth in supplements to this prospectus, if and when necessary. The Registered Securityholders may sell all, some, or none of the shares of common stock covered by this prospectus, and therefore, we cannot determine the number of such shares of common stock that will be sold by the Registered Securityholders, or the amount or percentage of shares of common stock that will be held by the Registered Securityholders upon consummation of any particular sale.

In addition, the Registered Securityholders listed in the table below may have sold, transferred, or otherwise disposed of, or may sell, transfer, or otherwise dispose of, at any time and from time to time, shares of common stock in transactions exempt from the registration requirements of the Securities Act, after the date on which they provided the information set forth in the table below. The Registered Securityholders have not, nor have they within the past three years had, any position, office, or other material relationship with us, other than as disclosed in this prospectus.

	Shares Beneficially Owned (1)		Shares of Common Stock Being Registered
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors
Mike Harrison President, CEO and Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	237,861(2)	*	-
Jeff Sharpe Non-executive Chairman and Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	1,000,000(3)	3.9%	-

Dr. Brian K. Pilcher Chief Medical Officer c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	187,861(4)	*	-
Dr. Claudia Chavez-Munoz, PhD CSO c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	494,111(5)	2.0%	-
Stephen D. Inouye CFO, Secretary, and Treasurer c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	132,525(6)	*	-
Sebastian Purcell Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	2,734,240(7)	10.7%	-
Aaron Farberg Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	10,869(8)	*	-
David Bogart Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	2,043,750(9)	7.9%	-
Dr. Z. Paul Lorenc Director c/o Conexeu Sciences Inc., Suite 880, 50 West Liberty Street, Reno, NV 89501, USA	433,323(10)	1.7%	-
All executive officers and directors as a group (9 persons)	7,274,540(11)	27.2%	-
Greater than 5% stockholders:
Michael Wright 18 Chemin Victor, Mille-Isles, QC J0R 1A0, Canada	2,631,643(12)	10.2%	-
OnePointTwo Capital Performance LLC 8 The Green Ste A, Dover DE 19901, USA	2,734,240(13)	10.7%	-
Paisley Capital Holdings Corp. Pasea Estate, Road Town, Tortola BVI	1,800,000(14)	7.1%	1,800,000
Quintus Growth Fund (subfund of Multi-Valor AIF Umbrella Fund SICAV) c/o VP Fund Solutions (Liechtenstein) AG, Aeulestrasse 6, 9490 Vaduz, Of Liechtenstein	2,560,000(15)	9.99%	2,200,000
Viola Mae Suffron 209 4th Avenue, New Westminster, BC, V3L 1N5, Canada	1,300,000(16)	5.1%	1,000,000
Other Registered Securityholders:
Glen Tait	937,500(17)	3.7%	625,000
Jason Pamer	937,500(18)	3.7%	625,000

Geppetto Holdings Ltd.	937,500(19)	3.7%	625,000
Richard Christensen	937,500(20)	3.7%	625,000
Urs Meier	833,334(21)	3.2%	833,334
San Spirito Trust	750,000(22)	3.0%	750,000
3 Circle LLC	10,000(23)	*	325
Abbas Chothia	5,000	*	325
Abdu Bahta	1,000	*	325
Abigail Tarockoff	250	*	250
Adriano Basile	3,000	*	325
Agnes Fok	1,000	*	325
Agustin Padilla	1,500	*	325
Akiko Kanazawa	1,000	*	325
Alan Jones	1,000	*	325
Alan Ryan	2,500	*	325
Alberto Bautista	1,000	*	325
Alcee Whitehead Jr	500	*	325
Aleksandar Novakovic	500	*	325
Aleš Koncilja	1,500	*	325
Aleta Gunsul	500	*	325
Alex Liao	5,000	*	325
Alexandra Simakis	250	*	250
Alfonso Trevino	5,000	*	325
Aline Weaver	250	*	250
Alison Sheppard	250	*	250
Allan Ashley	260	*	260
Allen Glushakow	10,000	*	325
AltoIRA Custodian FBO Allen Collins ROTH IRA	1,000(24)	*	325
AltoIRA Custodian FBO Ansel Drummond	1,500(25)	*	325
AltoIRA Custodian FBO Carolyn Luu	820(26)	*	325
AltoIRA Custodian FBO Daniel Denham	3,750(27)	*	325
AltoIRA Custodian FBO Denise Squires	500(28)	*	325
AltoIRA Custodian FBO Edith Falls	1,250(29)	*	325
AltoIRA Custodian FBO Garo Artinian	1,000(30)	*	325
AltoIRA Custodian FBO Hayward Babin	250(31)	*	250
AltoIRA Custodian FBO Jay Reichert	4,988(32)	*	325
AltoIRA Custodian FBO Jeannette Miller Berman	550(33)	*	325
AltoIRA Custodian FBO John Hwung	700(34)	*	325
AltoIRA Custodian FBO John Peoples	690(35)	*	325

AltoIRA Custodian FBO Joseph Brady-Amoon	250(36)	*	250
AltoIRA Custodian FBO Karen Zicht	1,250(37)	*	325
AltoIRA Custodian FBO Lewis Kemmerer, Jr	700(38)	*	325
AltoIRA Custodian FBO Lloyd Thomason	1,000(39)	*	325
AltoIRA Custodian FBO Martha Thomas	1,500(40)	*	325
AltoIRA Custodian FBO Michael Hlavin	450(41)	*	325
AltoIRA Custodian FBO Michael Hu	10,000(42)	*	325
AltoIRA Custodian FBO MICHAEL LEE	5,000(43)	*	325
AltoIRA Custodian FBO MONI MOSHARAF	1,000(44)	*	325
AltoIRA Custodian FBO Ralph Kato	10,000(45)	*	325
AltoIRA Custodian FBO Richard Nelson	2,500(46)	*	325
AltoIRA Custodian FBO Robert Abel	2,540(47)	*	325
AltoIRA Custodian FBO Sawako Suzuki	1,111(48)	*	325
AltoIRA Custodian FBO Shane Carr	619(49)	*	325
AltoIRA Custodian FBO Steven Marks	5,000(50)	*	325
AltoIRA Custodian FBO Thomas Happensack	2,500(51)	*	325
Alvin Gipson	10,000	*	325
Amir Mayer	1,000	*	325
Amy Bunker	750	*	325
Analyn Krebs	250	*	250
Andrea Biel	6,000	*	325
Andreas Pabst	1,000	*	325
Andrei Hoha	780	*	325
Andres Layrisse	2,500	*	325
Andrew Bausch	2,000	*	325
Andrew Matheson	2,500	*	325
Andrew Nguyen	250	*	250
Andrew Pipon	1,000	*	325
Andrew Schlag	500	*	325
Andrew Talison	999	*	325
Andrew Wolf	25,000	*	325
Andy Lee	1,000	*	325
Angus Tagg	500	*	325
Ann Kemp	400	*	325
Anna Jansson	1,250	*	325
Anne Guarino	600	*	325
Anthony De Vrught	2,000	*	325
Anthony Doyle	2,000	*	325
Anthony Ehikhamhen	5,000	*	325

Anthony LoMonaco	1,500	*	325
Anthony Lucci	250	*	250
Anthony Malone	1,000	*	325
Anthony Pache	1,000	*	325
Anthony Pedicino	500	*	325
Anthony Przymus	250	*	250
Anthony Terrana	10,000	*	325
Anthony Zarra	2,000	*	325
Antony Farinas	2,000	*	325
Anuj Gupta	500	*	325
Aoidin Finbarr O'Boyle	2,500	*	325
Archimedes Ramirez	500	*	325
Archworx Ltd	700(52)	*	325
Arend Boer	25,000	*	325
Armando Sanchez	1,250	*	325
Arnold Conway	500	*	325
Arthur Meunier	250	*	250
Ashley Blair	2,600	*	325
Aspire Asset Management, LLC	500(53)	*	325
Attila Hevesy	1,000	*	325
Attila Szabo	2,500	*	325
B&P Management LLC	1,000(54)	*	325
BA Gold Enterprises Inc	15,000(55)	*	325
Babu Rao	2,500	*	325
Bakers Ten Trust	261(56)	*	261
Barbara Lair Murry	2,500	*	325
Barbara Pieske	2,000	*	325
Barry Boone	7,500	*	325
Barry Forester	250	*	250
Barry Naft	10,000	*	325
Barry Zilin	5,000	*	325
Bart Albrigo	1,000	*	325
Bart Kosters	582	*	325
Barton Hickson	2,000	*	325
Basudev Adhikari	500	*	325
Benjamin Franklin	500	*	325
Benjamin McCrary	2,500	*	325
Bernard Flath	2,000	*	325
Bernard Katz	10,000	*	325

Bill Barnhart	500	*	325
Bill Gile	1,250	*	325
Bina Souri	500	*	325
Blackhurst Family Trust - 9 September 2004	3,500(57)	*	325
Blair Whiting	1,000	*	325
Boris Aronov	10,000	*	325
Brad Behrendt	1,000	*	325
Bradley Blanchard	10,000	*	325
Bradley Orthmann	1,000	*	325
Brenda Hanneman	1,000	*	325
Brenda Norgren	500	*	325
Brent DeFeo	3,000	*	325
Brett Muir	500	*	325
Brian Adolph	500	*	325
Brian Budenz	290	*	290
Brian Effron	2,500	*	325
Brian Hammer	2,500	*	325
Brian Jaynes	1,500	*	325
Brian Maggs	1,000	*	325
Brian Pradko	2,500	*	325
Brian Samway	2,000	*	325
Brian Wisinski	250	*	250
Brian Young	1,250	*	325
Bridgette Stoltz	600	*	325
Brindusa Bunea	985	*	325
Bruce Havel	1,250	*	325
Bruce Lantelme	1,500	*	325
Bruce Vanyo	1,000	*	325
Bryan Koepp	10,000	*	325
Bryan Tanaka	2,500	*	325
Calum Townsend	2,500	*	325
Cameron Smith	500	*	325
Candice Buchanan	500	*	325
Carefree Connections Holding Ltd.	5,000(58)	*	325
Carl Spain	500	*	325
Carla Amill	300	*	300
Carlos Diaz	1,000	*	325
Carlos Monge	300	*	300
Carlos Valverde	500	*	325

Carmen Fontanez	1,000	*	325
Carol B Zelazny	500	*	325
Carolyn Luu	1,000	*	325
Carolyn Patrick	2,000	*	325
Cary Swindle	1,000	*	325
Casey Keefer	300	*	300
Catherine Boe	2,000	*	325
Catherine Nnabuife	1,000	*	325
Catherine Richards	500	*	325
Chalk Creek Investments LLP	5,000(59)	*	325
Chandrarajan Arianayagam	500	*	325
Chantal Froehlich	1,500	*	325
Charles A Kohls	700	*	325
Charles Blalock	3,000	*	325
Charles Desjardins	500	*	325
Charles Giangreco	300	*	300
Charles Herring	1,000	*	325
Charles Northcutt Jr.	1,750	*	325
Charles OCain	500	*	325
Charles Paxton	5,000	*	325
Charles Robertson	12,500	*	325
Charles Sargent	5,000	*	325
Charles Stouffer	2,000	*	325
Charles Swartz	1,000	*	325
Charlotte Clement	250	*	250
Charlotte OBrien	250	*	250
Charmel Bowden	500	*	325
Chelston Farm Pty Ltd	3,220(60)	*	325
Cheng En Boo	1,000	*	325
Chris Graebe	1,250	*	325
Chris Kelly	600	*	325
Chris Lancashire	5,000	*	325
Chris Patterson	5,000	*	325
Chris Raykowski	500	*	325
Christianus Matheus PA van Dam	1,500	*	325
Christine A Nawrocki Living Trust	500(61)	*	325
Christine Bagley	500	*	325
Christine L Mallette	250	*	250
Christine Murray	5,000	*	325

Christopher Allen	1,000	*	325
Christopher Gregory	1,000	*	325
Christopher Hansen	250	*	250
Christopher Karsa	400	*	325
Christopher Kirby	500	*	325
Christopher Middendorf	7,500	*	325
Chuck Moon	1,000	*	325
Clare Murray	5,000	*	325
Clarence Berkompas	2,500	*	325
Clarence Bry	500	*	325
Clark Wood	1,250	*	325
Clearwater Land Investments LLC	1,721(62)	*	325
Clifford Olsen	500	*	325
Clinton Moon	1,250	*	325
Clyde Farrell	7,500	*	325
Clyde Smithson	6,250	*	325
Coachdesk Pty Limited	1,000(63)	*	325
Cole Family Trust Edward M Cole TTEE, Kathryn P Cole TTEE, dated 11/15/1999	1,500(64)	*	325
Colin Lawrence	10,000	*	325
Colin Toyo	1,000	*	325
Colleen Riley	250	*	250
Coral Joan Kline TTEE, The Coral Living Trust U/A DTD 12/17/1991	1,000(65)	*	325
Craig Lodico	2,000	*	325
Craig Quaglia	2,500	*	325
Craig Strickland	5,000	*	325
Curtis Clark	1,500	*	325
Cynthia Hockman	300	*	300
Da Gimi Trust UAD 05/04/2009	10,000(66)	*	325
Daena Lenkey	1,000	*	325
Dale Christie	10,000	*	325
Dan King	500	*	325
Dan Robertson	2,000	*	325
Dana Beckhorn	500	*	325
Dana Drew	1,000	*	325
Dania Seiglie	5,000	*	325
Daniel Bullis	2,500	*	325
Daniel Castro	5,000	*	325

Daniel Gonzalez	1,500	*	325
Daniel Jones	250	*	250
Daniel Kremin	1,000	*	325
Daniel McTyre	250	*	250
Daniel Neeson	1,100	*	325
Daniel Sharon	750	*	325
Daniel Walters	500	*	325
Daniel Wood	1,500	*	325
Danski Family Revocable Trust	10,000(67)	*	325
Darlene Marcellay-Hyland	1,000	*	325
Darren Allgeyer	2,250	*	325
Darwin Subart	750	*	325
David Adams	1,500	*	325
David Adolphson	5,000	*	325
David Alford	5,000	*	325
David Bowen	500	*	325
David Brummond	1,000	*	325
David Bunnell	2,000	*	325
David Clayton	500	*	325
David Costal	2,500	*	325
David Donnell	1,250	*	325
David E Mraz	250	*	250
David E. Heinzman	1,000	*	325
David Edwards	1,000	*	325
David Formas	500	*	325
David Friedholm	1,000	*	325
David Gallop	250	*	250
David Heberlein	2,000	*	325
David Jackson	500	*	325
David Jaeger	3,000	*	325
David John Boersma	2,500	*	325
David Lidford	2,000	*	325
David Lopian	700	*	325
David McDermott	1,500	*	325
David Moscovitz	250	*	250
David Noble	8,000	*	325
David Ogden	5,000	*	325
David R Moton	2,500	*	325
David Santamaria	250	*	250

David Scheiffele	500	*	325
David Scholten	5,000	*	325
David Shaffer	1,250	*	325
David Stuckey	2,500	*	325
Dawn Lawrence	1,000	*	325
Dawn Pennington	250	*	250
Dawn Woods	1,000	*	325
Dean Pang	1,500	*	325
Dean Westad	300	*	300
Deanna Ronsani	1,000	*	325
Deborah Barber	300	*	300
Deborah Francis	400	*	325
Deborah Rice	500	*	325
Debra Weicht	750	*	325
Delton Alderman	250	*	250
Denise Fowkes	1,000	*	325
Denise Squires	250	*	250
Dennis Bradshaw	300	*	300
Dennis OConnor	1,000	*	325
Dennis Pratt	1,000	*	325
Dennis Solomon	5,000	*	325
Denzle Harrison	250	*	250
Derek Graham	500	*	325
Derek Tom	2,500	*	325
Deron Cherry	1,000	*	325
Desiree Hogervorst-Ortiz	260	*	260
Desmond Geddings	1,000	*	325
Detra Younger	250	*	250
Dhana Giardina	500	*	325
Dian Warep	2,500	*	325
Dirk Minatre	1,000	*	325
Divina Arnecilla	1,500	*	325
Djeto Ivezaj	500	*	325
DJolivet Fam Fund	500(68)	*	325
Don Clarke	750	*	325
Don McQuary	2,500	*	325
Don Nguyen	2,500	*	325
Donald DeVeny	500	*	325
Donald Hay	1,000	*	325

Donald Howard	500	*	325
Donald Prasek	1,500	*	325
Dorcas Wilson-Nkosi	1,000	*	325
Doris Kotarski	2,500	*	325
Doug Dunsmoor	1,800	*	325
Doug Luebbe	3,750	*	325
Douglas Dickey	5,000	*	325
Douglas Dykstra	500	*	325
Douglas Feinberg	250	*	250
Douglas Gillette	2,250	*	325
Douglas Hoffman	500	*	325
Douglas Pominville	2,000	*	325
Douglas Russell	7,500	*	325
Doyle Waggle	1,000	*	325
Dr. Hubert Gotthard TSCHOPP	5,000	*	325
DRP Roth Investments LLC	5,000(69)	*	325
Duane Kerr	250	*	250
Duane Rieck	300	*	300
Duncan Hoge	1,200	*	325
Dwight Bailey	500	*	325
Ed LeCam	1,000	*	325
Ed Painz	1,500	*	325
Eddy White	1,000	*	325
Edward Cobb	2,500	*	325
Edward DiNardo	1,500	*	325
Edward Hernandez	625	*	325
Edward Hoelck	1,500	*	325
Edward Kosakoski	1,500	*	325
Edward l Brink	1,000	*	325
Edward Leverock	3,000	*	325
Edward Mccullen	500	*	325
Edward Murphy	250	*	250
Edward Shober and Virginia Shober	2,500	*	325
Edward Swanson	3,000	*	325
Efrain Rios	500	*	325
Efren Aquino	2,500	*	325
Efren Valdez	250	*	250
Elanthiraiyan Manivannan	2,000	*	325
Elias Fakouri	1,500	*	325

Elias Semaan	1,100	*	325
Eliot Jonesi	650	*	325
Elisa J Castro	800	*	325
Eliseo Fernandez Cano	2,500	*	325
Elizabeth Dunevant	2,500	*	325
Elizabeth Maltman	1,225	*	325
Elizabeth O Courouleau	250	*	250
EMaia EMaia	250	*	250
Emile Martin	1,000	*	325
Enda Reilly	300	*	300
Enrico Bignotti	1,500	*	325
Equity Trust Company Custodian FBO andrew rountree IRA	2,000(70)	*	325
Equity Trust IRA Custodian FBO Stephen Lewis, 200667748	500(71)	*	325
Eric Arnold	1,500	*	325
Eric Berghorn	2,000	*	325
Eric Blackburn	300	*	300
Eric Blackwell	5,000	*	325
Eric Palmer	250	*	250
Ernest Carson	500	*	325
Ernest Lane	250	*	250
Ersen Tanitkan	500	*	325
Eva Estifan	750	*	325
Evan Lloyd	5,000	*	325
Eve Storm Johnson	250	*	250
Fairfax Randall	1,000	*	325
Farid Boulkoroum	260	*	260
Felipe Jones	500	*	325
Ferdinand Wirth III	500	*	325
Flordeliza Pajela	1,500	*	325
Florence Gellman	500	*	325
Florence Jason	1,000	*	325
Florence Kho	1,000	*	325
Florence Lau	1,000	*	325
Floyd Lee	300	*	300
Folmer Andersen	500	*	325
Francis Sels	600	*	325
Frank Gilsenan	500	*	325

Frank Kerkemeyer	2,500	*	325
Frank Kockler	750	*	325
Frank Sallee	2,500	*	325
Frank Winkelman	250	*	250
Fred Bray	1,000	*	325
Fred Christopher	2,500	*	325
Fred Lehmann	2,500	*	325
Freddie L Woodard	1,500	*	325
Frederic William Laude	500	*	325
Frederick Roemer	1,000	*	325
Frederick Yeboah	850	*	325
G.W. White	500	*	325
Galen Peiser	250	*	250
Gardner Crittenden	250	*	250
Garvin Malcolm Kilpatrick	3,000	*	325
Gary Baughman	400	*	325
Gary Carter	2,500	*	325
Gary Fickle	1,000	*	325
Gary H Nelson	500	*	325
Gary Harper	1,500	*	325
Gary Hokanson	500	*	325
Gary Kopacka	10,000	*	325
Gary Maughan	1,250	*	325
Gary McClernan	1,250	*	325
Gary Pawelko	300	*	300
Gary Schlipf	500	*	325
Gary Walgenbach	2,500	*	325
Gavin Magor	1,250	*	325
Gavin Smyth	4,000	*	325
Gawsworth Superannuation Fund	5,000(72)	*	325
Gaylina Reachi	500	*	325
Gene Parker	12,550	*	325
Gene Sloan	7,500	*	325
Geoffrey Abbott	250	*	250
George Chesley	2,500	*	325
George Lambert	15,000	*	325
George Levy	25,000	*	325
George Liburd	3,500	*	325
Georgie Stafford	1,500	*	325

Gerald Barr	2,500	*	325
Gerald McCracken	1,700	*	325
Gerald Orr	7,500	*	325
Gerhard Van Niekerk	500	*	325
Gianny Malemusa	500	*	325
Giorgio Roverato	4,750	*	325
Giuseppe Cardamone	250	*	250
Glenn Cunningham	2,000	*	325
Glenn Jochim	2,000	*	325
Godfrey Smith	10,000	*	325
GP US Capital Inc.	5,000(73)	*	325
Grace Almeida	1,000	*	325
Graham Jones	1,250	*	325
Greenwich Global Holdings Limited	2,500(74)	*	325
Greg Bartels	25,000	*	325
Greg Geertsen	3,000	*	325
Greg Studdard	250	*	250
Gregory Adams	2,500	*	325
Gregory Baratoff	1,250	*	325
Gregory Hardy	1,000	*	325
Gregory Hunter	250	*	250
Gregory Keefer	350	*	325
Gregory Kreinbrook	1,000	*	325
Gregory Simao	1,000	*	325
Gregory Wilmoth	1,000	*	325
Grey Seal LLC	500(75)	*	325
Gulzaib Mohy Ud Din	2,000	*	325
Gun Landwehr	1,000	*	325
Gunter Neumeier	6,000	*	325
Guy Brown	500	*	325
Guy Brown III and Jacqueline V. Brown Living Trust	250(76)	*	250
Hammond Callaway	500	*	325
Hannah Vallerie	500	*	325
Hannes Kasper	300	*	300
Hans Knaevelsrud	1,250	*	325
Harishbhai Dahyabhai Patel	250	*	250
Harjit Sud Streeter	2,000	*	325
Harleynda Wilcox	500	*	325

Harold Harder	2,500	*	325
Harold Pratt	1,000	*	325
Harriet Johnson	500	*	325
harvey Kalish	1,250	*	325
Hasko Eckel	2,500	*	325
Heather Wellman	7,500	*	325
Hector Martinez	500	*	325
Hector Paredes	500	*	325
Hennek Family Revocable Trust - July 12, 2023	1,000(77)	*	325
Henry Myers	500	*	325
Herbert Bilick	300	*	300
Herman Family Trust	1,000(78)	*	325
Hermann Oppermann	500	*	325
Herschel Housel	1,250	*	325
Howard Agranat	1,500	*	325
Howard Bubel	2,500	*	325
Huiru Zhang	1,000	*	325
Huw Leach	12,000	*	325
IAK Capital Venture LLC	6,000(79)	*	325
Ian Birky	1,000	*	325
Ian Bride	1,000	*	325
Idrees Ahmad	2,500	*	325
Ilke Hanloser	1,000	*	325
Irene Radke	250	*	250
Isaiah Bachelee	1,500	*	325
Itamar Cagan	1,500	*	325
Ivan Campbell	2,500	*	325
Ivan Widman	500	*	325
Jac Nuijten	2,500	*	325
Jack Brouhard	500	*	325
Jack Pinkstaff	500	*	325
Jacob Judd	500	*	325
Jacob Roush	250	*	250
James and Laurie Olson Trust dated March 14, 2017	1,000(80)	*	325
James Blaney	2,500	*	325
James Brown	500	*	325
James (Jim) Brown	500	*	325
James Cave	500	*	325

James Corder	1,500	*	325
James Cupek	1,600	*	325
James DeLise	2,000	*	325
James Dixon	1,250	*	325
James Dunn	1,000	*	325
James Feutz	1,000	*	325
James Gavin	1,000	*	325
James Gelwick	400	*	325
James Glasgow	600	*	325
James Glover	1,000	*	325
James Goohs	600	*	325
James Hakansson	250	*	250
James Kathrein	2,500	*	325
James Mancini	5,000	*	325
James Meadows	500	*	325
James Mikula	500	*	325
James Mohr	1,000	*	325
James Muhammed	250	*	250
James Nelson	250	*	250
James Ng	2,500	*	325
James Rickard (Rick) Benallack	750	*	325
James Rohan	500	*	325
James Scott Cook Rev. Liv. Trust - March 24, 2005	3,000(81)	*	325
James Spain	250	*	250
James Spicer	1,500	*	325
James Taske	2,000	*	325
James Thurmond	500	*	325
James W. Kelly Family Trust dated June 1, 2022	500(82)	*	325
James Williams	2,500	*	325
Jan Harst	1,250	*	325
Jan Kirkpatrick	1,000	*	325
Jan Pearse	500	*	325
Jan Teitelbaum	2,000	*	325
Jan Valak	500	*	325
Jan van Stiphout	6,000	*	325
Janet Nicodemus	250	*	250
Janice L Ruark LLC	25,000(83)	*	325
Janice Snell	1,000	*	325

Janie Wimberly	250	*	250
Jared Gosnell	250	*	250
Jared Jenson	250	*	250
Jason Jemmott	2,500	*	325
Jason Johnson	1,500	*	325
Jason Nakatani	1,000	*	325
Jason Paulson	1,000	*	325
Jason Sudmann	500	*	325
Jason Thurman	250	*	250
Jauder Diaz	500	*	325
Jay Abeles	500	*	325
Jay Lacklen	2,500	*	325
Jay Mccloskey	1,500	*	325
Jay Proctor	5,000	*	325
Jayhe Bojar	5,000	*	325
Jean Claverie	1,800	*	325
Jean Wise	2,500	*	325
Jeanne Marie O'Regan	375	*	325
Jed Karpinski	250	*	250
Jeff Davis	250	*	250
Jeff Fenske	500	*	325
Jeff Hammer	2,000	*	325
Jeff Smodish	500	*	325
Jeffery Reineke	500	*	325
Jeffrey Chu	5,000	*	325
Jeffrey Healey	2,000	*	325
Jeffrey Li	1,000	*	325
Jeffrey Sment	5,000	*	325
Jeffrey Starman	2,000	*	325
Jenevereth Myers	500	*	325
Jenny Williams	750	*	325
Jerald Levine	5,000	*	325
Jeramie Dwyer	500	*	325
Jeramy Bennett	2,500	*	325
Jeremy Greiner	1,250	*	325
Jeremy Mott	1,005	*	325
Jeremy Stringer	250	*	250
Jerry Cail	800	*	325
Jerry Dover	250	*	250

Jerry Hanson	5,000	*	325
Jerry Hujar	2,500	*	325
Jerry Rose	500	*	325
Jerry Wood	300	*	300
Jim Bates	500	*	325
Jim Hall	1,250	*	325
Jim Mcvey	1,000	*	325
Jim Miller	1,000	*	325
Jimmie Bennett	1,000	*	325
Jimmy Crow	2,000	*	325
Jo Ellen Dascenzo	250	*	250
Jo Stephens	250	*	250
Joan DeNoyelles	300	*	300
Joan Ochs	500	*	325
Joe Firestone	500	*	325
Johan Sels	500	*	325
John & Krisitna Schmitz Revocable Trust Dtd Aug 8, 2007 as Amended and Restated	1,250(84)	*	325
John A Pedro	1,000	*	325
John Anderson	5,000	*	325
John Atkins Jr	1,000	*	325
John Bruderlin	5,000	*	325
John Caputo	500	*	325
John Cowan	258	*	258
John Dulaney	1,000	*	325
John Earnhardt	500	*	325
John Foster	5,000	*	325
John Gilbride	5,000	*	325
John Jung	500	*	325
John K Ebner	250	*	250
John Killough	500	*	325
John Knudsen	5,000	*	325
John Linskey	1,500	*	325
John Maguire	10,000	*	325
John Martin	750	*	325
John Mascarenas	500	*	325
John Randall	250	*	250
John Ricks	1,000	*	325
john Sanderson	1,500	*	325

John Simms	1,500	*	325
John Snead	4,000	*	325
John Taylor	1,000	*	325
john Taylor	5,000	*	325
John Tomchek	2,000	*	325
John Wright	1,000	*	325
John Yule	5,000	*	325
Johnny Coppedge	2,500	*	325
Johnny Reineke	250	*	250
Joice Motamedi	500	*	325
Jon Reynolds	500	*	325
Jon Stewart	1,600	*	325
Jonathan Hechler	18,000	*	325
Jonathan Kavanagh	750	*	325
Jonathan Zide	1,000	*	325
Jose Antonio Gómez Ramón	1,000	*	325
Jose Paredes	1,500	*	325
Jose Ricardo Salaverria	2,500	*	325
Joseph Adkins	2,500	*	325
Joseph Brady-Amoon	250	*	250
Joseph Bua	250	*	250
Joseph Dobos	2,500	*	325
Joseph Esau	950	*	325
Joseph Graham Young III	333	*	325
Joseph Haller	1,000	*	325
Joseph Pecchia	2,500	*	325
Joseph Silvio	500	*	325
Joseph Szostek	4,000	*	325
Joseph Tassone	10,000	*	325
Josephine Cusi	250	*	250
Joyce Smith	1,000	*	325
Judah Fertig	5,000	*	325
Judith Costanzo	1,250	*	325
Judith Froehlich	2,000	*	325
Juergen Muenster	500	*	325
Julia Sitko	1,500	*	325
Julio Ugarte	250	*	250
June Harter	250	*	250
Jurgen Jandeleit	5,000	*	325

Justin Fuhrman	300	*	300
Justina Blake	250	*	250
Kamel Abou kaoud	500	*	325
Karen Kluge	500	*	325
Karen McMahon	10,000	*	325
Karen Rigsby	500	*	325
Karrson Livingston	500	*	325
Katherine Glore	1,000	*	325
Katheryn W Slack	2,500	*	325
Kathleen Meyer	500	*	325
Kathleen Noble	250	*	250
Kathy Law	5,000	*	325
Keith Frey	2,000	*	325
Keith Stennes	5,000	*	325
Keith Turner	500	*	325
Kellie Rados	400	*	325
Ken Phillips, Jr.	5,000	*	325
Ken Scholz	10,000	*	325
Kenneth Connell	7,500	*	325
Kenneth Pederson	2,000	*	325
Kenneth Simmons	1,500	*	325
Kent Hyer	500	*	325
Kent Suyenaga	1,500	*	325
Kerry Brown	500	*	325
Kevin Budenz	1,467	*	325
Kevin Dwyer	500	*	325
Kevin Flynn	2,500	*	325
Kevin Jenkins	250	*	250
Kevin Kohnke	500	*	325
Kevin Robertson	250	*	250
Kevin Stennes	5,000	*	325
Khanh Luong	500	*	325
Kieran Murray	15,000	*	325
Kieran Power	2,500	*	325
Kim VanWagner	2,000	*	325
Kim Wright	1,000	*	325
Kirk Johnson	500	*	325
Kirk Nielson	1,000	*	325
Kishorekumar Erriboyina	750	*	325

KMH Stoic Trading LLC	1,000(85)	*	325
Koinonia Group, LLC	1,300(86)	*	325
Kok Sheong Heng	300	*	300
Kok Yun Cheang	6,000	*	325
Konrad Osterhues	500	*	325
Konstantin Pecheskiy	9,760	*	325
KPM Investments LLC	10,000(87)	*	325
Kristan Meyerer	10,000	*	325
Krzysztof Slazak	500	*	325
Kunho Yang	1,000	*	325
Kunjar Bhaduri	250	*	250
Kurt Linderman	500	*	325
Kyle Berry	1,000	*	325
Kyle Orvik	750	*	325
Kyle Rosson	1,500	*	325
L Ted Larson	500	*	325
Lance Barnett	250	*	250
Lance Laybourn	1,500	*	325
Larry Bielski	1,000	*	325
Larry Brown	750	*	325
Larry Carley	5,000	*	325
Larry E McLester	1,000	*	325
Larry Hawkins	250	*	250
Larry Ophaug	8,000	*	325
Larry Strother	500	*	325
Larry Willingham	300	*	300
Laurence A and Maureen A Wildes Living Trust U/A 1/28/2000	500(88)	*	325
Laurence Stuppy II	1,500	*	325
Laurette Venter	1,000	*	325
Lawrence Graham	14,000	*	325
Lee Lewis	5,000	*	325
Lee Living Trust - Nov 22, 2021	2,500(89)	*	325
Lee Salas	1,250	*	325
Leo Brennan	5,000	*	325
Leon Kelly	1,000	*	325
Leonard Bass	1,000	*	325
Leonard Russell	2,500	*	325
Lester C Patmore III	400	*	325

Lin Wong	2,500	*	325
Linda Galla	300	*	300
Linda Marcum	2,500	*	325
Linda Nibbelink	2,000	*	325
Linda Patrick	500	*	325
Linda Rhue	250	*	250
Linda Weidkamp	1,000	*	325
Linda White	1,000	*	325
Lindon Sherman	500	*	325
Ling Shih	3,000	*	325
Lisa Relou	1,000	*	325
Lois Oetker	500	*	325
Lorenzo Calloway	4,000	*	325
Lori Moldovan	1,000	*	325
Lorraine Hanna	3,750	*	325
Lorraine Sanders	500	*	325
Louis Steinberg	2,500	*	325
Lucy Dahl	2,500	*	325
Luis Guarda	550	*	325
luis Villegas	2,500	*	325
Lurie Family Trust 01-09-98	5,000(90)	*	325
Lynda Renate Sapsai and Andrei Sapsai Jr Revocable Trust	5,000(91)	*	325
Lynne Wilson Koles	250	*	250
Madison Trust Company FBO David Bolling, Acct# M25084805	10,000(92)	*	325
Maninder Syalee	250	*	250
Manoj Barman	500	*	325
Mansfield Snevily	250	*	250
Mansour El-Alwi	1,500	*	325
Manuel Cordero	500	*	325
Marc Smeets	250	*	250
Marcell Benkes-Toth	250	*	250
Marcus Schaufele	5,000	*	325
Margaret Carey	500	*	325
Margaret Clark	250	*	250
Margaret Sweeney	1,500	*	325
Maria Fitton	5,000	*	325
Marie McCaffrey	250	*	250

Marie Walters Gill	500	*	325
Marilou Magat	1,500	*	325
Marilyn Pugh	2,500	*	325
Marisela Ornelas	300	*	300
Mark Blomquist	1,000	*	325
Mark Bowland	10,000	*	325
Mark Croft	4,500	*	325
Mark Eggerling	1,500	*	325
Mark Franey	12,500	*	325
Mark Hass	2,000	*	325
Mark Heitkamp	2,500	*	325
Mark Hutchinson	1,250	*	325
Mark Johnson	1,000	*	325
Mark Koppelman	2,500(93)	*	325
Mark Lane	1,500	*	325
Mark Lenz	250	*	250
Mark Matthews	1,000	*	325
Mark Mauldin	300	*	300
Mark Maurice	1,250	*	325
Mark Reece	5,000	*	325
Mark Roger Senekal	1,000	*	325
Mark Schonhoff	2,500	*	325
Mark Stennes	5,000	*	325
Mark Wadlow	2,500	*	325
Marlene K Hamlet	1,000	*	325
Martha Wallace	500	*	325
Marthinus Burger	250	*	250
Martin Begun	500	*	325
Martin Stern	2,000	*	325
Martin Weiss	2,500	*	325
Marvin Vaishnani	1,000	*	325
Mary Heeney	250	*	250
Mary Jane Krzys-Wheeler	500	*	325
Mary Jensen	1,000	*	325
Mary Kirin	5,000	*	325
Mary Phillippe	250	*	250
Mary Van Fossen	1,500	*	325
MaryAnn Truscott	2,500	*	325
Maryellen Babbitt	250	*	250

Matt Fowles	1,000	*	325
Mattner Family Trust - Sept 15, 2014	1,000(94)	*	325
Max Hoerr	2,000	*	325
Max Zahner	800	*	325
May Ling McKee	5,000	*	325
Mazen Ismail	1,700	*	325
Mckinley Dailey	250	*	250
Melody Smolkin	500	*	325
Melvin Chiogioji	1,500	*	325
Melvin Hymas	1,000	*	325
Melvin Won	2,000	*	325
Meng Chia	1,000	*	325
Merritt Groff	500	*	325
Michah Tuttle	1,250	*	325
Michael Amoroso	2,000	*	325
Michael Applebaum	500	*	325
Michael Bosco	30,000	*	325
Michael Bronson	1,000	*	325
Michael Brown	1,000	*	325
Michael Buckner	500	*	325
Michael Byrnes	1,000	*	325
Michael DeFreece	5,000	*	325
Michael Dietrich	250	*	250
Michael Figi	250	*	250
Michael Gartner	3,000	*	325
Michael Germono	250	*	250
Michael Gumkowski	2,000	*	325
Michael H Young Sr	3,750	*	325
Michael Jantz	500	*	325
Michael Johnson	500	*	325
Michael Kropinski	2,500	*	325
Michael Lee	250	*	250
Michael Mathieu	500	*	325
Michael McManus	2,500	*	325
Michael Mohoric	1,000	*	325
Michael Moss	500	*	325
Michael O'Connor	250	*	250
Michael Omori	5,000	*	325
Michael Phillips	2,500	*	325

Michael Rabie	500	*	325
Michael Roseman	2,500	*	325
Michael Rosenthal	500	*	325
Michael Secondo	250	*	250
Michael Smith	5,500	*	325
Michael Stankoski	2,500	*	325
Michael Underwood	2,500	*	325
Michael Walsh	500	*	325
Michelle Stanley	250	*	250
Mickey Constam	500	*	325
Miguel Ollada	500	*	325
Mike Becker	5,250	*	325
Mike Zigan	500	*	325
Mildred Brown	250	*	250
Miltiadis Samaras	500	*	325
Minetta Markey-McGuire	250	*	250
Ming Yao Sie	3,000	*	325
Miriam Pinckney	250	*	250
Mirko Turrina	1,000	*	325
Mitchell Simmons	250	*	250
MMJM LLC	2,500(95)	*	325
Moana Henry	2,500	*	325
Mohan Rangan	400	*	325
Mohd Fardhi Ahmad	500	*	325
Moni Mosharaf	7,500	*	325
Monica Jones	500	*	325
Monio Oy	750(96)	*	325
Muhammad Malik	250	*	250
Murali Nagarajan	1,000	*	325
Muriel Akana	250	*	250
MYOL Holdings LLC	1,000(97)	*	325
Nancy Anne Jones	500	*	325
Nancy Ashe	400	*	325
Nancy Eisenberg	2,500	*	325
Nancy Garman	500	*	325
Nancy LePage	250	*	250
Nancy Vest	1,250	*	325
Naveen Kadiyala	250	*	250
Naylor Living Trust February 4, 2019	500(98)	*	325

Nchaupe P Mathosa	1,000	*	325
Near Horizons Investments,LLC	5,000(99)	*	325
Neil Murphy Jr	1,000	*	325
Neil Netley	500	*	325
Nelia M Jimenez	2,500	*	325
Niall Sheahan	2,500	*	325
Nicholas Behrendt	250	*	250
Nicholas Lauda	750	*	325
Nick Fulmerhouser	1,000	*	325
Nida Casuga	1,000	*	325
Nitin Kher	2,900	*	325
Norio Nakajima	500	*	325
Norman Gentry	1,000	*	325
Norman Hall	5,000	*	325
Norman Nicol	1,000	*	325
NWC Investments LLC	2,000(100)	*	325
O'Reilly Superannuation Pry Ltd	1,300(101)	*	325
Ofelia Carmen Nath	2,500	*	325
Oilstout Investments, LLC	2,500(102)	*	325
Olina Rule	500	*	325
Owen Murray	5,000	*	325
Owen Osagie	2,000	*	325
Ozark Tidewater Holdings, LLC	2,500(103)	*	325
P Gregory Shupe	1,000	*	325
Padraigh Plunkett	1,750	*	325
Paltaur Investments Pty Ltd as Trustee for Zentaur Super Fund	500(104)	*	325
Pamela Haller	250	*	250
Patagonia LLC	500(105)	*	325
Patricia Bennett	1,000	*	325
Patricia Marek	250	*	250
Patrick Chin	1,000	*	325
Patrick Downs	2,000	*	325
Patrick Levan	500	*	325
Patrick Miller	300	*	300
Patrick Ottavio Harsono	250	*	250
Paul Bland	500	*	325
Paul Chang	480	*	325
Paul Chubb	2,500	*	325

Paul Craig	1,250	*	325
Paul Gelinas	500	*	325
Paul Juraschek	500	*	325
Paul Lewis	2,500	*	325
Paul Robinson	1,500	*	325
Paul Roland	1,600	*	325
Paul Taxter	1,000	*	325
Paul Turman III	1,000	*	325
Paula Wilbert	3,775	*	325
Pedro Carvalho	250	*	250
Perpetuo Redito	1,000	*	325
Peter Dorn	500	*	325
Peter Fitchett	10,000	*	325
Peter Giolitto	500	*	325
Peter Simko	1,250	*	325
Peter Stefanic	2,500	*	325
Peter Vilters	250	*	250
Peter Wood	1,500	*	325
Pheobe Egu	500	*	325
Philip Edwards	1,250	*	325
Phillip Sisk	1,000	*	325
Primus Reviresco Terra	3,100(106)	*	325
Pritesh Parbhoo	500	*	325
Quinton Crawford	2,000	*	325
R G Alexander	500	*	325
Rafael Aybar	2,500	*	325
Raimo Salminen	1,250	*	325
Rala Brubaker	600	*	325
Raleigh White	10,000	*	325
Ralph Preziosi	500	*	325
Ralph Stoddard	4,500	*	325
Ralph Willis	500	*	325
Ramadan Sopi	500	*	325
Rami Taha	2,000	*	325
Ramon Sanchez	300	*	300
Ramsey Pharmacy Group Superannuation Fund	5,000(107)	*	325
Randall Bowman	2,500	*	325
Randall Brown	500	*	325
Randall Kroese	500	*	325

Randall Nielsen	500	*	325
Randy Greer	250	*	250
Ray Guy	250	*	250
Raymond Poling	4,000	*	325
Raymond Putt	500	*	325
Raymond Sienkiewicz	500	*	325
Raymond Thertulien	5,000	*	325
Reed Gilmore	5,000	*	325
Reed Larsen	1,500	*	325
Reginald Victoria	2,000	*	325
Renee Balas	500	*	325
Resa Robertson	1,000	*	325
Richard Aven	1,000	*	325
Richard B Byrd	2,500	*	325
Richard Boyer	375	*	325
Richard Brier	2,000	*	325
Richard Campbell	1,000	*	325
Richard Carey	1,000	*	325
Richard Catling	5,000	*	325
Richard Chapman	1,000	*	325
Richard Ferry	1,250	*	325
Richard Harris	500	*	325
Richard Hayes	500	*	325
Richard Johnson	500	*	325
Richard Kahaly	5,000	*	325
Richard Keith Psolka	1,000	*	325
Richard Kindt	500	*	325
Richard Leonhardt	375	*	325
Richard Nelson	1,500	*	325
Richard PK & Noella A Michaud JT TEN	1,000(108)	*	325
Richard Pujol	250	*	250
Richard Rhoads	500	*	325
Richard S. Tanner	2,500	*	325
Richard Smith	6,500	*	325
Richard Snyder	1,000	*	325
Richard Sojka Investment Trust	2,000(109)	*	325
Richard Starr	500	*	325
Richard Stephenson	1,000	*	325
Richard Stevens	4,000	*	325

Richard Stites	2,500	*	325
Richard Thompson	1,000	*	325
Richard Walker	5,000	*	325
Richard Weil	300	*	300
Rick Schiff	4,000	*	325
Ricky Harris	1,500	*	325
Rinaldi Capital LLC	5,000(110)	*	325
Rita Gerald	300	*	300
Rivelino Hendricks jr	250	*	250
Rob Smith	500	*	325
Robert Beeson	250	*	250
Robert Bell	350	*	325
Robert Billet	500	*	325
Robert Bishop	1,000	*	325
Robert Boyd	750	*	325
Robert Brady	1,500	*	325
Robert Breckenridge	500	*	325
Robert D Iannucci	250	*	250
Robert de Vries	750	*	325
Robert Dombrowski	500	*	325
Robert Helmer	2,500	*	325
Robert Houston	25,000	*	325
Robert Jackson	250	*	250
Robert Moyer	500	*	325
Robert Pfister	5,000	*	325
Robert Resnick	350	*	325
Robert Rosholt	1,000	*	325
Robert Sharpe	12,500	*	325
Robert Slater	500	*	325
Robert W Noonan	2,000	*	325
Robert Williams	2,500	*	325
Robyn Wells	500	*	325
Rochelle Sadek	1,000	*	325
Rodney Rulon	1,000	*	325
Roger Herres	5,000	*	325
Roger Runser	1,000	*	325
Roger Wallace	250	*	250
Rohan Teasdale	1,500	*	325
Roland Mueller	500	*	325

Rolf Bergmann	4,000	*	325
Ron Krieger	1,000	*	325
Ron Ross	1,000	*	325
Ronald Brenz	300	*	300
Ronald Creech	1,000	*	325
Ronald Gelok	500	*	325
Ronald Lash	1,000	*	325
Ronald Martinka	500	*	325
Ronald Mattarolo	5,000	*	325
Ronald Robinette	1,000	*	325
Ronald Rodney	1,250	*	325
Ronald Shelton	3,888	*	325
Ronald Slaughter	250	*	250
Ronald Tarockoff	5,000	*	325
Rosalyn Farmer	2,000	*	325
Rose Flood	500	*	325
Roy Atkinson	4,000	*	325
Roy Harris	1,125	*	325
Roy Kluge	2,000	*	325
Ruby Gelok	500	*	325
Russell Lukes	5,000	*	325
Russell Ritchie	2,200	*	325
Russell Wyatt	300	*	300
Ryan Eddy	1,250	*	325
Ryan Vicknair	500	*	325
Sabrina Villalobos	300	*	300
Salvatore Costa	1,500	*	325
Sandall Sdira LLC	5,000(111)	*	325
Sandor Rudin	1,000	*	325
Sandra Cole	5,000	*	325
Sandra North	250	*	250
Scott Andrews	250	*	250
Scott Brinker	2,500	*	325
Scott Campbell	500	*	325
Scott Pfeiffer	250	*	250
Scott R Maddox Living Trust Dated April 13, 2017	1,250(112)	*	325
Scott Ricard	500	*	325
Scott Zins	1,000	*	325

Sean LaPine	250	*	250
Severino Silva	3,000	*	325
Shane Kirk	1,250	*	325
Sharon Higuchi	1,000	*	325
Sharon McMahon	500	*	325
Shawn A Yarley Show	500	*	325
Sherri Parchem	250	*	250
Sherrill McFaddin	500	*	325
Shirlene Messner	500	*	325
Shirley Janovich	250	*	250
Shirley Moentnish	750	*	325
Shubhro Pal	5,000	*	325
Sidney Springer	250	*	250
Sienag Holdings, LLC	2,500(113)	*	325
Sier Nominees Pty Ltd ATF Sier Nominees Superannuation Fund	550(114)	*	325
Siksik Jalal	2,230	*	325
Simon Recnik	500	*	325
Skylr Monaghan	250	*	250
Sniper Investments LLC	2,000(115)	*	325
Soetadji Ranoewidjojo	1,000	*	325
Sookdei Nandkishore	250	*	250
Stanley Clark	1,250	*	325
Stanley H Greenberg Trust 05-12-2008	2,500(116)	*	325
Stanley Muindi	500	*	325
Stanley Segal	4,500	*	325
Steen McGhie	500	*	325
Stéphane Peraud	850	*	325
Stephanie Martins	250	*	250
Stephen Fell	2,500	*	325
Stephen Fileman	500	*	325
Stephen M Richardson	7,500	*	325
Stephen Northway	5,000	*	325
Stephen Sergent	2,000	*	325
Steve DeRaleau	10,000	*	325
Steve Newlun	1,000	*	325
Steve Skorko	250	*	250
Steve Taylor	1,800	*	325
Steven Cook	2,000	*	325

Steven Dziabis	300	*	300
Steven Estes	1,000	*	325
Steven Fradkin	5,000	*	325
Steven Francis	1,000	*	325
Steven Hauser	500	*	325
Steven Marcus	10,000	*	325
Steven McMahon	1,500	*	325
Steven Sederquest	1,750	*	325
Steven Stern	1,250	*	325
Stuart Asselin	2,500	*	325
Stuart Hodgson	1,000	*	325
Stuart Knowles	4,750	*	325
Subbarao Ivaturi	1,000	*	325
Subrahmanya Tatti	300	*	300
Sudhakar Reddy	1,000	*	325
Sunae Vanmeter	350	*	325
Sunni Blankenship	500	*	325
Suresh Subramanian	550	*	325
Susan Bendixen	5,000	*	325
Susan Dindot	500	*	325
Susan Duke	1,250	*	325
Susan Dunne-Laughland	250	*	250
Susan Wooten	1,500	*	325
Suzanne Russell	3,000	*	325
Suzanne Urso	250	*	250
Suzette Wood	400	*	325
Sylvan Ventures LLC	500(117)	*	325
Talmadge Reid	500	*	325
Tarique Choudhury	2,500	*	325
Tate Stillwell	4,000	*	325
Temucin Adiguzel	1,500	*	325
Terence Ward	3,000	*	325
Teresa Christie	1,000	*	325
Terri Richter	1,500	*	325
Terry Argento	3,750	*	325
Terry Donohue	1,000	*	325
Terry Nerby	250	*	250
The Design Office of MB & Assoc., Inc	1,500(118)	*	325
The Judith Diane Hazelett Living Trust	250(119)	*	250

The MD Kinser & EG Kinser JLT Trust Dated December 18, 2007	250(120)	*	250
The Roy Family Trust dated May 29-1999	2,500(121)	*	325
The Santos Family Trust, September 30, 1998	1,500(122)	*	325
The Whitley Family Trust	5,000(123)	*	325
Theresa Hauman	500	*	325
Thom Myers DVM	500	*	325
Thomas Billman	1,000	*	325
Thomas Bolland	1,000	*	325
Thomas Gordon	250	*	250
Thomas H Clore	750	*	325
Thomas Hofbauer	1,000	*	325
Thomas Hopfenspirger	1,000	*	325
Thomas Ingrassia	2,000	*	325
Thomas J Streeter	250	*	250
Thomas J Williams	2,500	*	325
Thomas Kelsen	1,000	*	325
Thomas King	350	*	325
Thomas Knauf	2,500	*	325
Thomas Lindsay	5,000	*	325
Thomas Mele	500	*	325
Thomas Mohr	1,000	*	325
Thomas Petrone	250	*	250
Thomas Punnamattathil	250	*	250
Thomas Reischel	500	*	325
Thomas Thetford	750	*	325
Thomas Wolf	1,000	*	325
Thomas Worcester	1,000	*	325
Tim Riner	5,000	*	325
Tim Spitler	5,000	*	325
Timothy Bailey	500	*	325
Timothy Beeson	500	*	325
Timothy Brewer	750	*	325
Timothy Burns	500	*	325
Timothy Cool	250	*	250
Timothy Dineen	1,000	*	325
Timothy Fuelling	1,000	*	325
Timothy Mork	5,000	*	325
TJN Holdings LLC	1,950(124)	*	325

Tod Liu	500	*	325
Tolulope Ade-Ojo	8,500	*	325
Tom Robinson	2,500	*	325
Tony Bengtson	500	*	325
Tony da Silva	1,610	*	325
Tony Trovao	1,000	*	325
Tracy Van Hook	250	*	250
Trenton Wieland	500	*	325
Trevor McPherson	1,000	*	325
Trissa Koda	1,500	*	325
Troy Johns	2,500	*	325
Tu Cam Nguyen	1,100	*	325
Tully Currie	3,000	*	325
Tyler Westover	300	*	300
Tyler Wieland	500	*	325
Umidjon Kadirov	5,000	*	325
Unlimited Opportunities LLC	1,000(125)	*	325
Unordinary Family Trust	300(126)	*	300
Venkat Ramaswamy	500	*	325
Vernon Isaac	500	*	325
Vernon Scott	1,000	*	325
Vesa Koskinen	750	*	325
Victor Menashe	1,000	*	325
Vijay Venkatachalam	4,000	*	325
Vincent J Archetto	500	*	325
Vincent Smith	2,000	*	325
Virginia Howard	2,320	*	325
Vladimir Martin	700	*	325
W&K OBrien Investments LLC	1,250(127)	*	325
Wallace Tourtellotte Jr	1,250	*	325
Walter Sherman	1,500	*	325
Warren Bauche	250	*	250
Warren Ross	2,500	*	325
Wayne Hoyt	250	*	250
Wayne Marek	250	*	250
Wayne Westlake	1,250	*	325
Wehhyon Jo	1,200	*	325
Wes Olson	1,250	*	325
Whit Dross	500	*	325

William Bullock	500	*	325
William Byrne	250	*	250
William D Hoefle Revocable Trust - 11-03-2020	2,000(128)	*	325
William Dapper	2,000	*	325
William Emery	1,250	*	325
William Guidi	250	*	250
William Hanna	500	*	325
William Harrington	2,000	*	325
William Hobbs	2,500	*	325
William Hughes	5,000	*	325
William Jarvis	7,500	*	325
William Jones	1,000	*	325
William Martin Miller	1,750	*	325
William Neeley	500	*	325
William Pollard	10,000	*	325
William Pugh	500	*	325
William Ristau	1,000	*	325
William Rodriguez, Jr	1,000	*	325
William Rys	400	*	325
William Stracker	250	*	250
William Sullivan	1,000	*	325
William Vaughan Jr	500	*	325
William Wade	500	*	325
William Wechsler	650	*	325
William Wieland	15,600	*	325
Willie Chester	500	*	325
Witold Kostrzewski	1,000	*	325
Yair Shelef	4,050	*	325
Yassin Ied	500	*	325
Zhenyu Teng	1,000	*	325
Zita Mavris	250	*	250
Zoe Bridgers	1,500	*	325

Notes:

* Less than one percent.

(1) Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The applicable percentage of ownership is based on 25,269,996 shares of our common stock issued and outstanding as of May 14, 2026.

(2) This figure consists of (i) 87,861 shares of common stock held directly by Mr. Harrison, and (ii) 150,000 shares of common stock held of record by Mr. Harrison's spouse.

(3) This figure consists of (i) 500,000 shares of common stock held directly by Mr. Sharpe, and (ii) 500,000 performance warrants held by Mr. Sharpe to acquire 500,000 shares of common stock, which will vest within 60 days.

(4) This figure consists of (i) 87,861 shares of common stock held directly by Mr. Pilcher, and (ii) 100,000 stock options held by Critical Mass Scientific Strategy Consultants, LLC, over which Mr. Pilcher has sole voting and dispositive power, to acquire 100,000 shares of common stock, which have vested.

(5) This figure consists of (i) 444,111 shares of common stock held by Ms. Chavez-Munoz, and (ii) 50,000 stock options to acquire 50,000 shares of common stock, which will vest within 60 days.

(6) This figure consists of (i) 57,525 shares of common stock held by Mr. Inouye, and (ii) 75,000 stock options to acquire 75,000 shares of common stock which have vested.

(7) This figure consists of (i) 1,047,500 shares of common stock held by OnePointTwo Capital Ventures LLC, (ii) 1,484,240 shares of common stock held by OnePointTwo Capital Ventures II LLC, and (iii) 202,500 warrants held by OnePointTwo Capital Ventures LLC to acquire 202,500 shares of common stock. 422,500 warrants held by OnePointTwo Capital Ventures LLC to acquire 422,500 shares of common stock have been excluded as the holder together with any person or entity acting jointly or in concert are subject to a 9.99% beneficial ownership limitation. OnePointTwo Capital Performance LLC is the managing member of OnePointTwo Capital Ventures LLC and OnePointTwo Capital Ventures II LLC, and Sebastian Purcell has voting and dispositive power over these securities. Mr. Purcell disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein.

(8) This figure consists of 10,869 shares of common stock held by Caloosa Consulting PLLC, over which Mr. Farberg has sole voting and dispositive power.

(9) This figure consists of (i) 1,062,500 shares of common stock held directly by Mr. Bogart, (ii) 431,250 shares of common stock held by 0865546 B.C. Ltd., over which Mr. Bogart has sole voting and dispositive power, (iii) 50,000 stock options to acquire 50,000 shares of common stock, which have vested, and (iv) 500,000 performance warrants held by Mr. Bogart to acquire 500,000 shares of common stock, which have vested or will vest within 60 days.

(10) This figure consists of 433,323 shares of common stock held directly by Dr. Lorenc.

(11) This figure consists of (i) 5,797,040 shares of common stock, (ii) 275,000 stock options to acquire 275,000 shares of common stock, which have vested, (iii) 202,500 warrants to acquire 202,500 shares of common stock, which have vested, and (iv) 1,000,000 performance warrants to acquire 1,000,000 shares of common stock, which have vested or will vest within 60 days.

(12) This figure consists of (i) 750,000 shares of common stock held directly by Mr. Wright, (ii) 1,353,048 shares of common stock held by N3GU Investments LLC, over which Mr. Wright has sole voting and dispositive power, (iii) 50,000 stock options to acquire 50,000 shares of common stock, which have vested, (iv) 78,595 warrants to acquire 78,595 shares of common stock held by N3GU Investments LLC, and (v) 400,000 performance warrants held by N3GU Investments LLC to acquire 400,000 shares of common stock, which have vested or will vest within 60 days.

(13) This figure consists of (i) 1,047,500 shares of common stock held by OnePointTwo Capital Ventures LLC, (ii) 1,484,240 shares of common stock held by OnePointTwo Capital Ventures II LLC, and (iii) 202,500 warrants held by OnePointTwo Capital Ventures LLC to acquire 202,500 shares of common stock. 422,500 warrants held by OnePointTwo Capital Ventures LLC to acquire 422,500 shares of common stock have been excluded as the holder together with any person or entity acting jointly or in concert are subject to a 9.99% beneficial ownership limitation. OnePointTwo Capital Performance LLC is the managing member of OnePointTwo Capital Ventures LLC and OnePointTwo Capital Ventures II LLC, and Sebastian Purcell has voting and dispositive power over these securities.

(14) This figure consists of 1,800,000 shares of common stock held by Paisley Capital Holdings Corporation. Each of Franz Buser and Jacqueline Elsener have voting and dispositive power over these shares.

(15) This figure consists of (i) 2,200,000 shares of common stock held by Quintus Growth Fund, and (ii) 360,000 warrants to acquire 360,000 shares of our common stock. 1,840,000 warrants held by Quintus Growth Fund to acquire 1,840,000 shares of common stock have been excluded as the holder together with any person or entity acting jointly or in concert are subject to a 9.99% beneficial ownership limitation. Each of Sven Soro and Wilhelm Zehender have voting and dispositive power over these securities.

(16) This figure includes: (i) 1,000,000 shares of our common stock held by Ms. Suffron; and (ii) 300,000 warrants to purchase 300,000 shares of our common stock exercisable within 60 days.

(17) This figure includes: (i) 625,000 shares of our common stock held by Mr. Tait; and (ii) 312,500 warrants to purchase 312,500 shares of our common stock exercisable within 60 days.

(18) This figure includes: (i) 625,000 shares of our common stock held by Mr. Pamer; and (ii) 312,500 warrants to purchase 312,500 shares of our common stock exercisable within 60 days.

(19) This figure includes: (i) 625,000 shares of our common stock held by Geppetto Holdings Ltd.; and (ii) 312,500 warrants to purchase 312,500 shares of our common stock exercisable within 60 days. Philip Tapley has voting and dispositive power over these shares.

(20) This figure includes: (i) 625,000 shares of our common stock held by Mr. Christensen; and (ii) 312,500 warrants to purchase 312,500 shares of our common stock exercisable within 60 days.

(21) This figure includes: (i) 416,667 shares of our common stock held by Mr. Meier; and (ii) 416,667 warrants to purchase 416,667 shares of our common stock exercisable within 60 days.

(22) This figure includes 750,000 shares of our common stock only.  Diana Claxton-Whittaker has voting and dispositive power over these shares.

(23) Kerry Anne Merkt has voting and dispositive power over these shares.

(24) Allen Collins has voting and dispositive power over these shares.

(25) Ansel Drummond has voting and dispositive power over these shares.

(26) Carolyn Luu has voting and dispositive power over these shares.

(27) Daniel Denham has voting and dispositive power over these shares.

(28) Denise Squires has voting and dispositive power over these shares.

(29) Edith Falls has voting and dispositive power over these shares.

(30) Garo Artinian has voting and dispositive power over these shares.

(31) Hayward Babin has voting and dispositive power over these shares.

(32) Jay Reichert has voting and dispositive power over these shares.

(33) Jeannette Berman has voting and dispositive power over these shares.

(34) John Hwung has voting and dispositive power over these shares.

(35) John Peoples has voting and dispositive power over these shares.

(36) Joseph Brady Amoon has voting and dispositive power over these shares.

(37) Karen Zicht has voting and dispositive power over these shares.

(38) Lewis Kemmerer, Jr has voting and dispositive power over these shares.

(39) Lloyd Thomason has voting and dispositive power over these shares.

(40) Martha Thomas has voting and dispositive power over these shares.

(41) Michael Hlavin has voting and dispositive power over these shares.

(42) Michael Hu has voting and dispositive power over these shares.

(43) Michael Lee has voting and dispositive power over these shares.

(44) Moni Mosharaf has voting and dispositive power over these shares.

(45) Ralph Kato has voting and dispositive power over these shares.

(46) Richard Nelson has voting and dispositive power over these shares.

(47) Robert Abel has voting and dispositive power over these shares.

(48) Sawako Suzuki has voting and dispositive power over these shares.

(49) Shane Carr has voting and dispositive power over these shares.

(50) Steven Marks has voting and dispositive power over these shares.

(51) Thomas Happensack has voting and dispositive power over these shares.

(52) Krishnan Rambadhran has voting and dispositive power over these shares.

(53) Michael Wiltsey has voting and dispositive power over these shares.

(54) Scott Yancy has voting and dispositive power over these shares.

(55) Boris Aronovhas voting and dispositive power over these shares.

(56) Terri Labberton has voting and dispositive power over these shares.

(57) Don Blackhurst has voting and dispositive power over these shares.

(58) Adwynna Mackenzi has voting and dispositive power over these shares.

(59) Richard Bloomfield has voting and dispositive power over these shares.

(60) Graham Mitchell has voting and dispositive power over these shares.

(61) Christine Nawrocki has voting and dispositive power over these shares.

(62) Dave LaRose has voting and dispositive power over these shares.

(63) Owen Hammond has voting and dispositive power over these shares.

(64) Kathryn Cole has voting and dispositive power over these shares.

(65) Coral Kline has voting and dispositive power over these shares.

(66) James Burian has voting and dispositive power over these shares.

(67) Jon Danski has voting and dispositive power over these shares.

(68) David Jolivet has voting and dispositive power over these shares.

(69) Donald Peven has voting and dispositive power over these shares.

(70) Andrew Rountree has voting and dispositive power over these shares.

(71) Stephen Lewis has voting and dispositive power over these shares.

(72) Owen Hammond has voting and dispositive power over these shares.

(73) Guillaume Plourde has voting and dispositive power over these shares.

(74) William Miller has voting and dispositive power over these shares.

(75) Barry Cote has voting and dispositive power over these shares.

(76) Guy Brown has voting and dispositive power over these shares.

(77) Keith Hennek has voting and dispositive power over these shares.

(78) Jo Anne Herman has voting and dispositive power over these shares.

(79) Ijaz Khan has voting and dispositive power over these shares.

(80) James Olson has voting and dispositive power over these shares.

(81) James Cook has voting and dispositive power over these shares.

(82) James Kelly has voting and dispositive power over these shares.

(83) Kevin Ruark has voting and dispositive power over these shares.

(84) John Schmitz has voting and dispositive power over these shares.

(85) Kirk Hirano has voting and dispositive power over these shares.

(86) Lealand Dean has voting and dispositive power over these shares.

(87) Kenneth Morrow has voting and dispositive power over these shares.

(88) Laurence Wildes has voting and dispositive power over these shares.

(89) Albert Lee has voting and dispositive power over these shares.

(90) Philip Lurie has voting and dispositive power over these shares.

(91) Lynda Sapsai has voting and dispositive power over these shares.

(92) David Bolling has voting and dispositive power over these shares.

(93) Robert Koppelman has voting and dispositive power over these shares.

(94) Craig Mattner has voting and dispositive power over these shares.

(95) Mike Mathioudakis has voting and dispositive power over these shares.

(96) Vesa Koskinen has voting and dispositive power over these shares.

(97) Eugene Hoang has voting and dispositive power over these shares.

(98) Naylor Trust has voting and dispositive power over these shares.

(99) David Meade has voting and dispositive power over these shares.

(100) Neal Clements has voting and dispositive power over these shares.

(101) Ross O'Reilly has voting and dispositive power over these shares.

(102) Patrick Sklodowski has voting and dispositive power over these shares.

(103) Andrew Keethler has voting and dispositive power over these shares.

(104) Paul Bull has voting and dispositive power over these shares.

(105) Michael Kinne has voting and dispositive power over these shares.

(106) Cynthia McEwans Haynes has voting and dispositive power over these shares.

(107) Jeffrey Ramsey has voting and dispositive power over these shares.

(108) Richard Michaud has voting and dispositive power over these shares.

(109) Richard Sojka has voting and dispositive power over these shares.

(110) Maximiliano Rinaldi has voting and dispositive power over these shares.

(111) Darrel Sandall has voting and dispositive power over these shares.

(112) Scott Maddox has voting and dispositive power over these shares.

(113) Hoa Tran has voting and dispositive power over these shares.

(114) Vincent Sier has voting and dispositive power over these shares.

(115) Scott Haugh has voting and dispositive power over these shares.

(116) Stanley Greenberg has voting and dispositive power over these shares.

(117) Sylvan Stoltzfoos has voting and dispositive power over these shares.

(118) Mark Burnworth has voting and dispositive power over these shares.

(119) Judith Hazelett has voting and dispositive power over these shares.

(120) Merl Kinser has voting and dispositive power over these shares.

(121) Dale Roy has voting and dispositive power over these shares.

(122) Mario santos has voting and dispositive power over these shares.

(123) John Whitley has voting and dispositive power over these shares.

(124) John Newhouser has voting and dispositive power over these shares.

(125) Jeffrey Li has voting and dispositive power over these shares.

(126) Andrew Rountree has voting and dispositive power over these shares.

(127) Walter Obrien has voting and dispositive power over these shares.

(128) William Hoefle has voting and dispositive power over these shares.